UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2013

Net Element International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34887	98-0668024
(State or other jurisdiction of incorporation)	(Commission (File Number)	(I.R.S. Employer Identification No.)

3363 NE 163rd Street, Suite 705, North Miami Beach, FL	33160
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 507-8808

Not applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

Net Element International, Inc. (the “Company”) is filing this Amendment No. 1 on Form 8-K/A (this “Amendment”) to its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on April 17, 2013 (the “Original Filing”) in order to include the financial statements required by Item 9.01(a) and Item 9.01(b) of Form 8-K. In accordance with Rule 12b-15 under the Securities Exchange Act of 1934, as amended, this Amendment sets forth the complete text of Item 9.01 of the Original Filing as amended. Except as expressly noted herein, this Amendment does not reflect events occurring after the date of the Original Filing or modify or update any of the other disclosures contained therein. Accordingly, this Amendment should be read in conjunction with the Original Filing and the Company’s other filings with the Commission.

On April 16, 2013, the Company entered into a Contribution Agreement (the “Contribution Agreement”) with Unified Payments, LLC, a Delaware limited liability company (“Unified Payments”), TOT Group, Inc., a Delaware corporation (formerly known as TOT, Inc.), which is a direct subsidiary of the Company (“TOT Group”), Oleg Firer, individually, and Georgia Notes 18 LLC, a Florida limited liability company. Pursuant to the Contribution Agreement, on April 16, 2013, certain subsidiaries of TOT Group, which were formed for the purpose of effectuating the transactions contemplated by the Contribution Agreement, acquired substantially all of the business assets of Unified Payments. As consideration for Unified Payments’ and its subsidiaries’ contribution of their assets to TOT Group subsidiaries, (a) the Company contributed to a subsidiary of TOT Group 70% of the equity interests in the Company’s subsidiary, OOO TOT Money (through which the Company operates its mobile commerce payment processing business); (b) TOT Group issued to Unified Payments 10% of TOT Group’s issued and outstanding common stock; and (c) TOT Group assumed approximately $23 million in liabilities of Unified Payments and its subsidiaries.

The Company plans to grow Unified Payments’ business by further penetrating the merchant market through its international operations, direct sales force, independent sales agents and alliances with local trade organizations, banks and value-added resellers.

For additional information regarding the Contribution Agreement and the business of Unified Payments, see the Company’s Current Report on Form 8-K filed with the Commission on April 17, 2013. In addition, see the risk factors set forth in Part I, Item 1A, of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and Part II, Item 1A, of the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Audited consolidated financial statements of Unified Payments, LLC as of December 31, 2012 and for the year ended December 31, 2012 and the related notes, attached hereto as Exhibit 99.2 and incorporated herein by reference.

Audited consolidated financial statements of Unified Payments, LLC as of December 31, 2011 and for the year ended December 31, 2011 and the related notes, attached hereto as Exhibit 99.3 and incorporated herein by reference.

(b) Pro forma financial information

Unaudited pro forma condensed combined financial statements of the Company and Unified Payments, LLC as of December 31, 2012 and for the year ended December 31, 2012 and the related notes, attached hereto as Exhibit 99.4 and incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
2.1	Contribution Agreement, dated as of April 16, 2013, among Net Element International, Inc., Unified Payments, LLC, TOT Group, Inc., Oleg Firer and Georgia Notes 18 LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on April 17, 2013)
10.1	Termination Agreement for Management and Consulting Agreement, dated April 15, 2013, between Net Element International, Inc. and Bond Street Management LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on April 17, 2013)
99.1	Press Release dated April 16, 2013 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Commission on April 17, 2013)
99.2	Audited consolidated financial statements of Unified Payments, LLC as of December 31, 2012 and for the year ended December 31, 2012 and the related notes
99.3	Audited consolidated financial statements of Unified Payments, LLC as of December 31, 2011 and for the year ended December 31, 2011 and the related notes
99.4	Unaudited pro forma condensed combined financial statements of the Company and Unified Payments, LLC as of December 31, 2012 and for the year ended December 31, 2012 and the related notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NET ELEMENT INTERNATIONAL, INC.

Date: July 2, 2013	By:	/s/ Jonathan New
Name: Jonathan New
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Contribution Agreement, dated as of April 16, 2013, among Net Element International, Inc., Unified Payments, LLC, TOT Group, Inc., Oleg Firer and Georgia Notes 18 LLC (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Commission on April 17, 2013)
10.1	Termination Agreement for Management and Consulting Agreement, dated April 15, 2013, between Net Element International, Inc. and Bond Street Management LLC (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Commission on April 17, 2013)
99.1	Press Release dated April 16, 2013 (incorporated by reference to Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the Commission on April 17, 2013)
99.2	Audited consolidated financial statements of Unified Payments, LLC as of December 31, 2012 and for the year ended December 31, 2012 and the related notes
99.3	Audited consolidated financial statements of Unified Payments, LLC as of December 31, 2011 and for the year ended December 31, 2011 and the related notes
99.4	Unaudited pro forma condensed combined financial statements of the Company and Unified Payments, LLC as of December 31, 2012 and for the year ended December 31, 2012 and the related notes